Matthews Emerging Markets Sustainable Future Fund

SUMMARY PROSPECTUS	April 29, 2024

TICKER: MASGX (INVESTOR CLASS), MISFX (INSTITUTIONAL CLASS)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at matthewsasia.com/prospectus. You may also obtain this information at no additional cost by calling 800.789.ASIA (2742) or by sending an e-mail request to prospectus@matthewsasia.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 29, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES

(fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9

ANNUAL OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.68%		0.68%
Distribution (12b-1) Fees		0.00%		0.00%
Other Expenses		0.55%		0.42%

Administration and Shareholder Servicing Fees	0.18%		0.18%
Total Annual Fund Operating Expenses		1.23%		1.10%

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the expense limitation for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One year	Three years	Five years	Ten years

Investor Class	$125	$390	$676	$1,489

Institutional Class	$112	$350	$606	$1,340

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Matthews Emerging Markets Sustainable Future Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in emerging market countries that satisfy one or more of the Fund’s environmental, social and governance (“ESG”) stan-

PS-MASGX/MISFX-0424

dards. Up to 20% of the Fund’s net assets may be invested in companies that do not satisfy these ESG standards. The Fund may also invest in companies located in developed countries; however, the Fund may not invest in any company located in a developed country if, at the time of purchase, more than 20% of the Fund’s assets are invested in developed market companies. The Fund has concentrated its investments (meaning more than 25% of its assets) from time to time in a single country, including China.

Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time.

A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an emerging market (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI Emerging Markets Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an emerging market country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts that are treated as emerging markets investments, including American, European and Global Depositary Receipts, and in convertible securities and fixed-income securities, of any duration or quality, including high yield securities (also known as “junk bonds”).

In implementing its strategy for this Fund, Matthews will use any one or more of the Fund’s following key ESG standards to evaluate potential investments: whether the issuer has adopted and followed (i) sustainable environmental practices, responsible resource management and energy efficiency practices, (ii) policies related to social responsibility, employee welfare, diversity and inclusion, or (iii) sound governance practices that align interests of shareholders and management and demonstrate a commitment to integration of sustainability or ESG considerations. Businesses that meet one or more of the Fund’s ESG standards are generally businesses that currently engage in practices or have business objectives that, in the judgment of Matthews, if continued to be followed or if successfully implemented would make human or business activity less destructive to the environment or businesses that promote positive environmental, social and economic developments. Matthews uses various sources of information, including non-governmental organizations (NGOs), primary research, and third-party data sources such as negative news monitoring services and ESG data and research providers, in analyzing whether a company satisfies the Fund’s ESG standards. However, it is Matthews’ determination, based on its own analysis, as to whether a company satisfies those standards and is eligible for investment by the Fund.

In addition to traditional financial data, the stock selection process takes into consideration the Fund’s ESG standards that help identify companies that Matthews believes contribute (or have the potential to contribute) to a sustainable future by addressing global environmental and social challenges. Matthews will use these standards to help identify companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas including, for example, climate change mitigation and adaptation, clean environment (such as pollution alleviation), sustainable production and consumption (such as energy efficiency), health and well-being (such as food security), human capital developments (such as training and equality), sustainable and inclusive development, or corporate governance practices that demonstrate a strong commitment to the integration of the Fund’s ESG standards. Matthews will also employ a negative screening process using data and ratings from various third-party data providers and Matthews’ own internal analysis to exclude, in the ultimate determination of Matthews, companies that Matthews believes do not meet the Fund’s ESG standards. This screening process may use various thresholds based on the percentage of revenue derived from certain sectors, including (1) the production or sale of tobacco products, (2) controversial weapons (e.g., cluster munitions) or the production of or military contracting for weapons, and (3) the exploration, extraction, or production of energy using certain fossil fuels, including thermal coal. The screening process is also used to help Matthews exclude companies that are in severe breach of the goals of the UN Global Compact or the OECD Guidelines for Multinational Enterprises. The ESG characteristics used by Matthews to identify or exclude potential investments may change from time to time.

The Fund engages its portfolio companies on sustainability matters primarily through active dialogue and proxy voting, which will be voted according to the Fund’s ESG standards, and by encouraging enhanced ESG disclosure. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.

The Fund’s primary focus is long-term capital appreciation. In achieving this objective, the Fund seeks to invest in companies that Matthews believes to be undervalued but of high quality and run by management teams with good operating and governance track records. While the Fund may invest in companies across the market capitalization spectrum, it has in the past invested, and may continue to invest, a substantial portion of Fund assets in smaller companies.

The Fund may invest in the Matthews Emerging Markets Sustainable Future Active ETF, a series of the Trust with a substantially similar investment strategy to the Fund, for cash equitization purposes, which allows the Fund to invest in a manner consistent with its investment strategy while managing daily cash flows, including purchases and redemptions by investors.

Principal Risks of Investment

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:

Risks Associated with Emerging and Frontier Markets: Emerging and frontier markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND 2

publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.

Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.

Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Sustainable and ESG Investing Risk: The Fund’s sustainability and ESG strategy may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of its ESG standards in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize a sustainability or ESG strategy. Sustainability and ESG investing is qualitative and subjective by nature, and there is no guarantee that the standards used by Matthews or any judgment exercised by Matthews will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more of the Fund’s ESG standards in the view of the portfolio managers, there is no guarantee that such company will actually conduct its affairs in a manner that is less destructive to the environment, or that will actually promote positive social and economic developments or otherwise con-

tribute to a sustainable future, and that same company may also fail to satisfy other ESG standards, in some cases even egregiously. In addition, Matthews may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate and cause Matthews to incorrectly assess the ESG characteristics a security or issuer. Funds with sustainability investment strategies are generally suited for long-term rather than short-term investors.

There are no universally agreed upon objective standards for assessing ESG standards for companies. Rather, the Fund’s standards tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The Fund’s ESG standards can vary over different periods, can evolve over time and tend to be stated broadly and applied flexibly. They may also be difficult to apply consistently across regions, countries, industries or sectors. In some cases, Matthews will consider an investment to be eligible for the Fund where a company has expressed a goal or objective and has started to take actions that, if successful, would satisfy the Fund’s ESG standards in the judgment of Matthews.

Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.

Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.

Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.

Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).

Convertible Securities Risk: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Therefore, credit risk may be greater for the Fund than for other funds in higher-grade securities. These securities are also subject to greater liquidity risk than many other securities.

3

Credit Risk: Credit risk refers to the risk that an issuer may default in the payment of principal and/or interest on an instrument.

Interest Rate Risk: Fixed-income securities may decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise.

High Yield Securities Risk: High yield securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. These securities typically entail greater potential price volatility and are considered predominantly speculative. Issuers of high yield securities may also be more susceptible to adverse economic and competitive industry conditions than those of higher-rated securities.

Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.

Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Country Concentration Risk: The Fund may invest a significant portion of its total net assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally.

Risks Associated with China: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles.

Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.

Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Indian securities may be subject to a short-term capital gains tax in India on gains realized upon disposition of securities lots held less than one year. The Fund accrues for this potential expense, which reduces its net asset values.

Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.

Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

–	Information Technology Sector Risk: As of December 31, 2023, 25% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.

–	Financial Sector Risk: As of December 31, 2023, 22% of the Fund’s assets were invested in the financial sector. : Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.

Underlying ETF Risk: Because the Fund may invest in the Matthews Emerging Markets Sustainable Future Active ETF, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact the Fund’s ability to sell its shares of an ETF.

Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

matthewsasia.com | 800.789.ASIA 4

Past Performance

The bar chart below shows the Fund’s performance for each full calendar year since its inception and how it has varied from year to year, reflective of the Fund’s volatility and some indication of risk. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. Before July 29, 2022, the Fund was managed with a slightly different investment strategy and may have achieved different performance results under its current investment strategy from the performance shown for periods before that date. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 800.789.ASIA (2742).

ANNUAL RETURNS FOR YEARS ENDED 12/31

INVESTOR CLASS:

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2023

	1 year	5 years	Since Inception (04/30/15)
Matthews Emerging Markets Sustainable Future Fund—Investor Class
Return before taxes	7.83%	10.66%	7.23%
Return after taxes on distributions[1]	5.62%	8.98%	5.96%
Return after taxes on distributions and sale of Fund shares[1]	5.51%	8.19%	5.53%
Matthews Emerging Markets Sustainable Future Fund—Institutional Class
Return before taxes	8.04%	10.84%	7.44%
MSCI Emerging Markets Index
(reflects no deduction for fees, expenses or taxes)	10.27%	4.07%	2.59%

1

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Manager

Lead Manager: Vivek Tanneeru has been a Portfolio Manager of the Matthews Emerging Markets Sustainable Future Fund since its inception in 2015.

Co-Manager: Inbok Song has been a Portfolio Manager of the Matthews Emerging Markets Sustainable Future Fund since 2023.

Co-Manager: Alex Zarechnak has been a Portfolio Manager of the Matthews Emerging Markets Sustainable Future Fund since 2024.

The Portfolio Managers are primarily responsible for the Fund’s day-to-day investment management decisions. The Lead Manager is supported by and consults with the Co-Managers.

MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE FUND 5

Purchase and Sale of Fund Shares

You may purchase and sell Fund shares directly through the Funds’ transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Funds are shown below.

INVESTOR CLASS SHARES

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
Non-retirement	$2,500	$100
Retirement and Coverdell	$500	$50

INSTITUTIONAL CLASS SHARES

Type of Account	Minimum Initial Investment	Minimum Subsequent Investments
All accounts	$100,000	$100

Minimum amount for Institutional Class Shares may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews.

The minimum investment requirements for both the Investor and Institutional Classes do not apply to Trustees, officers and employees of the Funds and Matthews, and their immediate family members.

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PS-MASGX/MISFX-0424 6